UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-1444

DWS Value Equity Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	7/31

Date of reporting period:	01/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

JANUARY 31, 2008

Semiannual Report
to Shareholders

DWS Equity Income Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, this fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Investing in foreign securities presents certain unique risks, such as currency fluctuation, political and economic changes, and market risks. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary January 31, 2008

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 are 1.34%, 2.12%, 2.08% and 1.04% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended January 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/08
DWS Equity Income Fund	6-Month‡	1-Year	3-Year	Life of Fund*
Class A	-3.34%	-3.11%	7.18%	9.95%
Class B	-3.73%	-3.81%	6.32%	9.10%
Class C	-3.72%	-3.80%	6.34%	9.09%
Institutional Class	-3.22%	-2.74%	7.27%	10.03%
Russell 1000® Value Index+	-5.42%	-5.38%	8.48%	12.04%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on August 29, 2003. Index returns began on August 31, 2003.
‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 1/31/08	$ 11.48	$ 11.49	$ 11.48	$ 11.53
7/31/07	$ 12.14	$ 12.15	$ 12.14	$ 12.20
Distribution Information: Six Months as of 1/31/08: Income Dividends	$ .10	$ .05	$ .05	$ .11
Capital Gain Distributions	$ .17	$ .17	$ .17	$ .17
Class A Lipper Rankings — Equity Income Funds Category as of 1/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	178	of	271	66
3-Year	135	of	205	66

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Average Annual Total Returns (Adjusted for Maximum Sales Charge) as of 1/31/08
Class A	1-Year	Life of Fund*
Return before Taxes	-8.68%	8.49%
Return after Taxes on Distributions	-9.11%	7.07%
Return after Taxes on Distributions and Sale of Fund Shares	-5.01%	6.91%
Russell 1000 Value Index+	-5.38%	12.04%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on August 29, 2003. Index returns began on August 31, 2003.

The table above shows returns on a before-tax and after-tax basis. All figures assume reinvestment of dividends and distributions (in the case of the after-tax returns, reinvested net of assumed tax rates). After-tax returns are shown for Class A only and will vary for Class B, C and Institutional Class. After-tax returns shown in the table are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares. The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Equity Income Fund — Class A [] Russell 1000 Value Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/08
DWS Equity Income Fund		1-Year	3-Year	Life of Fund*
Class A	Growth of $10,000	$9,132	$11,604	$14,341
	Average annual total return	-8.68%	5.09%	8.49%
Class B	Growth of $10,000	$9,337	$11,825	$14,500
	Average annual total return	-6.63%	5.75%	8.76%
Class C	Growth of $10,000	$9,620	$12,025	$14,696
	Average annual total return	-3.80%	6.34%	9.09%
Russell 1000 Value Index+	Growth of $10,000	$9,462	$12,768	$16,520
	Average annual total return	-5.38%	8.48%	12.04%

The growth of $10,000 is cumulative.

* The Fund commenced operations on August 29, 2003. Index returns began on August 31, 2003.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Equity Income Fund — Institutional Class [] Russell 1000 Value Index+

Comparative Results as of 1/31/08
DWS Equity Income Fund		1-Year	3-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$972,600	$1,234,300	$1,526,500
	Average annual total return	-2.74%	7.27%	10.03%
Russell 1000 Value Index+	Growth of $1,000,000	$946,200	$1,276,800	$1,652,000
	Average annual total return	-5.38%	8.48%	12.04%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on August 29, 2003. Index returns began on August 31, 2003.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 is 1.22% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended January 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 1/31/08
DWS Equity Income Fund	6-Month‡	1-Year	3-Year	Life of Class*
Class S	-3.18%	-2.83%	7.29%	7.19%
Russell 1000 Value Index+	-5.42%	-5.38%	8.48%	8.53%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Class commenced operations on December 1, 2004. Index returns began on November 30, 2004.
‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 1/31/08	$ 11.51
7/31/07	$ 12.17
Distribution Information: Six Months as of 1/31/08: Income Dividends	$ .11
Capital Gain Distributions	$ .17
Class S Lipper Rankings — Equity Income Funds Category as of 1/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	167	of	271	62
3-Year	128	of	205	63

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Average Annual Total Returns as of 1/31/08
Class S	1-Year	Life of Class*
Return before Taxes	-2.83%	7.19%
Return after Taxes on Distributions	-3.31%	5.38%
Return after Taxes on Distributions and Sale of Fund Shares	-1.15%	5.64%
Russell 1000 Value Index+	-5.38%	8.53%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Class commenced operations on December 1, 2004. Index returns began November 30, 2004.

The table above shows returns on a before-tax and after-tax basis. All figures assume reinvestment of dividends and distributions (in the case of the after-tax returns, reinvested net of assumed tax rates). After-tax returns shown in the table are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares. The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

Growth of an Assumed $10,000 Investment
[] DWS Equity Income Fund — Class S [] Russell 1000 Value Index+

Comparative Results as of 1/31/08
DWS Equity Income Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$9,717	$12,352	$12,458
	Average annual total return	-2.83%	7.29%	7.19%
Russell 1000 Value Index+	Growth of $10,000	$9,462	$12,768	$12,961
	Average annual total return	-5.38%	8.48%	8.53%

The growth of $10,000 is cumulative.

* The Class commenced operations on December 1, 2004. Index returns began on November 30, 2004.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2007 to January 31, 2008).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/08	$ 966.60	$ 962.70	$ 962.80	$ 968.20	$ 967.80
Expenses Paid per $1,000*	$ 6.08	$ 9.82	$ 9.77	$ 4.85	$ 4.75
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/08	$ 1,018.95	$ 1,015.13	$ 1,015.13	$ 1,020.21	$ 1,020.31
Expenses Paid per $1,000*	$ 6.24	$ 10.08	$ 10.03	$ 4.98	$ 4.88
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Equity Income Fund	1.23%	1.99%	1.98%	.98%	.96%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager David Hone discusses DWS Equity Income Fund's performance and strategy and the market environment during the six-month period ended January 31, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the economic and market environment over the last six months?

A: After a long period of strength, the US equity market weakened in the last months of 2007. Volatility increased significantly as investors responded to waves of bad news about the potential impact of the subprime mortgage crisis on the economy and markets. Most major equity indices had negative returns for the six-month period ended January 31, 2008. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, posted a negative return of -4.54% for the period.1

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

After a long period of market leadership by small-cap stocks, large-cap stocks performed better over this period, as investors became less comfortable with risk. The Standard & Poor's 500® (S&P 500) Index returned -4.32%, and the Russell 1000® Index returned -4.27%; both of these indices measure performance of large-cap stocks.2 The small-cap Russell 2000® Index returned -7.51%.3 Within the large-cap category, growth stocks performed better than value stocks during the period: The return of the Russell 1000® Growth Index -3.15%, compared with -5.42% for the Russell 1000® Value Index.4

2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
3 The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
4 The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Seven of the 10 sectors in the Russell 1000 Value Index, which serves as this fund's benchmark, had negative returns for this period. The weakest sectors were information technology, consumer discretionary and financials. Sectors with positive returns were utilities, consumer staples and energy.

Bond returns were significantly higher than equity returns over this six-month period: Return of the Lehman Brothers US Aggregate Index was 6.82%.5

5 The Lehman Brothers US Aggregate Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform during this period?

A: DWS Equity Income Fund (Class A shares) produced a total return of -3.34% for the six months ended January 31, 2008. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.) The fund's return, though negative, was above that of its benchmark, the Russell 1000 Value Index, which had a return of -5.42% and the average of its peer group, the Lipper Equity Income Funds category, which had an average return of -4.18%.6

6 The Lipper Equity Income Funds category includes funds that seek relatively high current income and growth of income by investing 65% or more of their portfolios in dividend-paying securities. The gross yield (or net yield) of these funds must be equal to at least 125% of the average gross yield (or net yield) of the US diversified equity funds universe. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.

Q: How would you describe the fund's objective and your investment process?

A: The fund seeks high income consistent with the preservation of capital and, secondarily, long-term growth of capital. At least 80% of the fund's assets are normally invested in dividend-paying stocks.

The fund utilizes a value-investing style emphasizing investment in established companies that pay dividends and offer the prospects for future dividend payments and capital growth and whose current stock prices appear to be undervalued relative to the general market. We begin by screening for stocks with price-to-earnings ratios below the average for the S&P 500. We then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth. We will normally sell a security when we believe the income or growth potential of the security has changed, other investments offer better opportunities, or our price target has been attained.

Q: What investment decisions helped performance?

A: Stock selection in the information technology sector was an important factor in the fund's strong performance relative to its benchmark. A major contributor was mobile phone leader Nokia Oyj, a stock that has been in the portfolio for quite some time. Another longtime holding that contributed was Microsoft Corp. This stock has traded in a fairly narrow range since falling from its peak price reached in late 1999.

Another positive was the fund's stock selection in the financial sector, which was one of the weakest sectors of the market. We avoided owning some of the worst-performing stocks, particularly those with heavy involvement in the mortgage business. Performance benefited from a position in New York Community Bancorp, Inc., a bank holding company with approximately 170 offices in the New York area. This is a community-oriented bank with about $30 billion in assets, pristine credit, a stable deposit base, and a loan portfolio with an emphasis on multi-family residential properties.

In the consumer staples sector, one of the best performing issues was Altria Group, Inc., which has strong brands in both its international and the domestic tobacco businesses and also provides a very attractive dividend. Another positive was CVS Caremark Corp., which was formed through the 2007 merger of the CVS drug store chain and the Caremark pharmacy benefits management business; this company continued its trend of steady expansion.

Q: Which holdings detracted from performance?

A: In the energy sector, which has been underweight relative to the index for some time, the fund's performance was hurt by not owning some of the exploration and production companies that performed very well during the six-month period.7 We believe that the current price of oil is above its long-term trend, and we have not found many opportunities in the energy sector that we believe represent good value.

7 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Stock selection in the consumer discretionary sector was negative for performance. Many of the stocks in the consumer discretionary sector are retailers, and almost all retailers performed poorly, as investors worried about consumer confidence and consumer spending. Retail positions that detracted from performance include Kohl's Corp. and Macy's, Inc.* Another detractor in this sector was Idearc, Inc., which publishes yellow pages directories; the stock was down on concerns that softening business trends would have a negative impact on advertising revenue. Another negative in this sector was a position in Pinnacle Entertainment, Inc., an operator of casinos and related hospitality facilities. We continue to hold this stock, which we currently believe has good growth prospects.

* As of January 31, 2008, the position was sold.

From time to time, the fund may hold modest positions in DWS bond funds to further enhance income and to provide additional diversification. Since the bond position was eliminated early in this six-month period, bond holdings had minimal impact on performance.

Q: What other comments do you have for shareholders?

A: The last few months of the period have been a period of significant market turmoil, great volatility and considerable uncertainly about the direction of the economy. Despite several interest rate cuts by the US Federal Reserve Board (the Fed) and proposed fiscal stimulus in the form of tax rebates, we believe that it will be at least several months before we will see resumption in solid economic growth. Whether or not the US economy enters an official recession (which is known only after the fact), there are certainly pockets of the economy, such as housing and retailing, that are experiencing recession-like conditions. Nonetheless, earnings trends continue to be reasonably positive; except for the financial sector, earnings of the S&P 500 in the fourth quarter of 2007 were higher than in the previous year. And, despite weakness in the US, the world economy continues reasonably strong.

At present, the portfolio is positioned fairly defensively, as it has been for some time. Our emphasis on high-quality dividend- paying stocks with good long-term growth prospects has served investors well in recent months, as investors have become less comfortable with risk.

Although it is always disappointing to record a negative return, we are pleased that the fund outperformed its benchmark and peer group over this period. Our main focus continues to be on generating attractive returns through a combination of dividend yield, capital appreciation and growth in dividends. We believe that this approach can enable this fund to perform well over the long term, especially since dividend income can reduce risk by providing a cushion against capital loss in down markets.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	1/31/08	7/31/07

Common Stocks	99%	86%
Cash Equivalents	1%	3%
DWS High Income Fund	—	8%
DWS Core Fixed Income Fund	—	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	1/31/08	7/31/07

Financials	30%	34%
Consumer Staples	12%	7%
Health Care	11%	11%
Telecommunication Services	10%	9%
Energy	9%	11%
Information Technology	9%	8%
Industrials	8%	8%
Utilities	5%	3%
Consumer Discretionary	4%	7%
Materials	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2008 (33.0% of Net Assets)
1. AT&T, Inc. Provider of communications services	4.7%
2. ExxonMobil Corp. Explorer and producer of oil and gas	4.5%
3. JPMorgan Chase & Co. Provider of global financial services	3.5%
4. Verizon Communications, Inc. Provider of advanced communication and information technology services	3.4%
5. Altria Group, Inc. Parent company operating in tobacco and food industries	3.3%
6. General Electric Co. Manufactures, distributes and markets electric products	3.1%
7. FPL Group, Inc. Provider of electric energy	2.8%
8. Bank of America Corp. Provider of commercial banking services	2.6%
9. CVS Caremark Corp. Operator of a drug store chain	2.6%
10. American International Group, Inc. Provider of insurance services	2.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 96.8%
Consumer Discretionary 4.1%
Hotels Restaurants & Leisure 2.0%
Carnival Corp.	35,700	1,588,293
Pinnacle Entertainment, Inc.*	43,300	790,225
		2,378,518
Media 0.8%
Idearc, Inc.	62,885	1,022,510
Multiline Retail 0.2%
Kohl's Corp.*	6,300	287,532
Specialty Retail 1.1%
Abercrombie & Fitch Co. "A"	16,300	1,298,947
Consumer Staples 11.7%
Beverages 2.1%
Diageo PLC (ADR)	30,800	2,485,868
Food & Staples Retailing 2.6%
CVS Caremark Corp.	79,600	3,109,972
Food Products 2.3%
Dean Foods Co.	50,800	1,422,400
Unilever NV (NY Shares)	43,300	1,408,116
		2,830,516
Tobacco 4.7%
Altria Group, Inc.	52,519	3,981,991
UST, Inc.	33,300	1,730,268
		5,712,259
Energy 8.7%
Energy Equipment & Services 0.4%
Schlumberger Ltd.	6,300	475,398
Oil, Gas & Consumable Fuels 8.3%
Chevron Corp.	13,000	1,098,500
ConocoPhillips	14,274	1,146,488
ExxonMobil Corp.	63,539	5,489,769
Hess Corp.	15,200	1,380,616
Marathon Oil Corp.	21,300	997,905
		10,113,278
Financials 28.6%
Capital Markets 5.1%
Ameriprise Financial, Inc.	29,200	1,615,052
Lazard Ltd. "A"	18,500	731,120
Morgan Stanley	20,200	998,486
TD Ameritrade Holding Corp.*	67,400	1,264,424
The Goldman Sachs Group, Inc.	8,000	1,606,160
		6,215,242
Commercial Banks 5.2%
BB&T Corp.	29,300	1,063,004
PNC Financial Services Group, Inc.	34,142	2,240,398
Wachovia Corp.	9,400	365,942
Wells Fargo & Co.	79,100	2,690,191
		6,359,535
Consumer Finance 0.6%
Discover Financial Services	41,900	733,250
Diversified Financial Services 7.5%
Bank of America Corp.	72,204	3,202,247
Citigroup, Inc.	54,833	1,547,387
JPMorgan Chase & Co.	90,352	4,296,238
		9,045,872
Insurance 7.7%
Allstate Corp.	46,800	2,305,836
American International Group, Inc.	55,000	3,033,800
Lincoln National Corp.	18,800	1,021,968
Loews Corp.	64,000	2,988,160
		9,349,764
Thrifts & Mortgage Finance 2.5%
New York Community Bancorp, Inc.	115,900	2,149,945
Washington Mutual, Inc.	42,400	844,608
		2,994,553
Health Care 10.9%
Health Care Equipment & Supplies 2.0%
Baxter International, Inc.	41,207	2,502,913
Health Care Providers & Services 0.8%
UnitedHealth Group, Inc.	19,500	991,380
Life Sciences Tools & Services 0.6%
PerkinElmer, Inc.	29,600	736,744
Pharmaceuticals 7.5%
Abbott Laboratories	38,179	2,149,478
Merck & Co., Inc.	61,530	2,847,608
Novartis AG (ADR)	29,300	1,482,873
Pfizer, Inc.	53,700	1,256,043
Wyeth	33,060	1,315,788
		9,051,790
Industrials 7.8%
Aerospace & Defense 1.9%
Honeywell International, Inc.	38,059	2,248,145
Electrical Equipment 1.3%
Emerson Electric Co.	31,372	1,594,953
Industrial Conglomerates 4.6%
General Electric Co.	106,418	3,768,261
Textron, Inc.	32,218	1,805,819
		5,574,080
Information Technology 8.1%
Communications Equipment 3.3%
Harris Corp.	28,800	1,575,072
Nokia Oyj (ADR)	65,200	2,409,140
		3,984,212
Semiconductors & Semiconductor Equipment 0.8%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	103,000	955,840
Software 4.0%
Autodesk, Inc.*	16,300	670,745
Microsoft Corp.	85,200	2,777,520
Symantec Corp.*	81,000	1,452,330
		4,900,595
Materials 2.2%
Containers & Packaging 0.6%
Packaging Corp. of America	30,000	727,200
Metals & Mining 1.6%
Alcoa, Inc.	58,500	1,936,350
Telecommunication Services 9.6%
Diversified Telecommunication Services
AT&T, Inc.	147,992	5,696,212
Citizens Communications Co.	161,800	1,855,846
Verizon Communications, Inc.	105,700	4,105,388
		11,657,446
Utilities 5.1%
Electric Utilities 4.3%
Duke Energy Corp.	95,400	1,780,164
FPL Group, Inc.	52,318	3,373,465
		5,153,629
Multi-Utilities 0.8%
Wisconsin Energy Corp.	21,600	983,448
Total Common Stocks (Cost $109,419,602)		117,411,739

Cash Equivalents 1.1%
Cash Management QP Trust, 4.52% (a) (Cost $1,304,754)	1,304,754	1,304,754
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $110,724,356)+	97.9	118,716,493
Other Assets and Liabilities, Net	2.1	2,551,352
Net Assets	100.0	121,267,845
* Non-income producing security.
+ The cost for federal income tax purposes was $111,244,291. At January 31, 2008, net unrealized appreciation for all securities based on tax cost was $7,472,202. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,212,976 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,740,774.
(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $109,419,602)	$ 117,411,739
Investment in Cash Management QP Trust (cost $1,304,754)	1,304,754
Total investments, at value (cost $110,724,356)	118,716,493
Receivable for investments sold	3,625,555
Receivable for Fund shares sold	3,087
Interest receivable	9,757
Dividends receivable	171,802
Due from Advisor	12,157
Foreign taxes recoverable	7,641
Other assets	35,541
Total assets	122,582,033
Liabilities
Payable for investments purchased	788,640
Payable for Fund shares redeemed	286,497
Accrued management fee	83,378
Other accrued expenses and payables	155,673
Total liabilities	1,314,188
Net assets, at value	$ 121,267,845
Net Assets Consist of
Undistributed net investment income	90,922
Net unrealized appreciation (depreciation) on investments	7,992,137
Accumulated net realized gain (loss)	582,468
Paid-in capital	112,602,318
Net assets, at value	$ 121,267,845

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($61,786,711 ÷ 5,382,005 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.48
Maximum offering price per share (100 ÷ 94.25 of $11.48)	$ 12.18

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($18,835,565 ÷ 1,639,755 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.49

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($34,708,944 ÷ 3,023,671 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.48
Class S Net Asset Value, offering and redemption price(a) per share ($4,130,690 ÷ 358,762 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.51
Institutional Class Net Asset Value, offering and redemption price(a) per share ($1,805,935 ÷ 156,563 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.53
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,869)	$ 1,676,206
Dividends from DWS affiliated mutual funds	56,028
Interest — Cash Management QP Trust	84,228
Total Income	1,816,462
Expenses: Management fee	453,546
Administration fee	68,202
Services to shareholders	71,759
Custodian fee	7,411
Distribution and service fees	386,522
Professional fees	42,009
Trustees' fees and expenses	2,976
Reports to shareholders	42,493
Registration fees	30,779
Other	4,838
Total expenses before expense reductions	1,110,535
Expense reductions	(54,976)
Total expenses after expense reductions	1,055,559
Net investment income	760,903
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,458,844
Change in net unrealized appreciation (depreciation) on investments	(6,752,469)
Net gain (loss)	(5,293,625)
Net increase (decrease) in net assets resulting from operations	$ (4,532,722)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2008 (Unaudited)	Year Ended July 31, 2007
Operations: Net investment income	$ 760,903	$ 2,466,725
Net realized gain (loss)	1,458,844	10,949,129
Change in net unrealized appreciation (depreciation)	(6,752,469)	3,239,324
Net increase (decrease) in net assets resulting from operations	(4,532,722)	16,655,178
Distributions to shareholders from: Net investment income: Class A	(560,177)	(1,493,600)
Class B	(84,408)	(280,250)
Class C	(162,307)	(539,876)
Class S	(37,444)	(61,165)
Institutional Class	(24,174)	(54,809)
Net realized gains: Class A	(945,789)	(7,478,787)
Class B	(283,245)	(2,383,394)
Class C	(529,879)	(4,666,331)
Class S	(60,418)	(227,713)
Institutional Class	(35,767)	(281,234)
Total distributions	(2,723,608)	(17,467,159)
Fund share transactions: Proceeds from shares sold	4,641,120	21,350,661
Reinvestment of distributions	2,199,088	13,697,370
Cost of shares redeemed	(18,055,561)	(30,347,857)
Redemption fees	4	236
Net increase (decrease) in net assets from Fund share transactions	(11,215,349)	4,700,410
Increase (decrease) in net assets	(18,471,679)	3,888,429
Net assets at beginning of period	139,739,524	135,851,095
Net assets at end of period (including undistributed net investment income of $90,922 and $198,529, respectively)	$ 121,267,845	$ 139,739,524

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended July 31,	2008[a]	2007	2006	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.14	$ 12.26	$ 12.12	$ 11.11	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.09	.25	.29	.39	.25
Net realized and unrealized gain (loss)	(.48)	1.27	.66	1.16	1.04
Total from investment operations	(.39)	1.52	.95	1.55	1.29
Less distributions from: Net investment income	(.10)	(.26)	(.29)	(.39)	(.18)
Net realized gains	(.17)	(1.38)	(.52)	(.15)	—
Total distributions	(.27)	(1.64)	(.81)	(.54)	(.18)
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 11.48	$ 12.14	$ 12.26	$ 12.12	$ 11.11
Total Return (%)[d,e]	(3.34)**	12.66	8.31	14.35	12.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62	71	69	84	70
Ratio of expenses before expense reductions (%)	1.31*	1.27	1.41	1.32	1.32*
Ratio of expenses after expense reductions (%)	1.23*	1.16	.97	.95	.95*
Ratio of net investment income (%)	1.43*	2.06	2.46	3.29	2.60*
Portfolio turnover rate (%)	32**	42	61	67	17*
[a] For the six months ended January 31, 2008 (Unaudited).
[b] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended July 31,	2008[a]	2007	2006	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.15	$ 12.25	$ 12.12	$ 11.10	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.04	.15	.20	.29	.17
Net realized and unrealized gain (loss)	(.48)	1.29	.64	1.17	1.04
Total from investment operations	(.44)	1.44	.84	1.46	1.21
Less distributions from: Net investment income	(.05)	(.16)	(.19)	(.29)	(.11)
Net realized gains	(.17)	(1.38)	(.52)	(.15)	—
Total distributions	(.22)	(1.54)	(.71)	(.44)	(.11)
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 11.49	$ 12.15	$ 12.25	$ 12.12	$ 11.10
Total Return (%)[d,e]	(3.73)**	11.91	7.31	13.39	12.13**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	22	22	23	18
Ratio of expenses before expense reductions (%)	2.09*	2.05	2.18	2.09	2.10*
Ratio of expenses after expense reductions (%)	1.99*	1.95	1.79	1.77	1.77*
Ratio of net investment income (%)	.67*	1.27	1.64	2.47	1.78*
Portfolio turnover rate (%)	32**	42	61	67	17*
[a] For the six months ended January 31, 2008 (Unaudited).
[b] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended July 31,	2008[a]	2007	2006	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.14	$ 12.24	$ 12.11	$ 11.09	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.04	.16	.20	.29	.17
Net realized and unrealized gain (loss)	(.48)	1.28	.64	1.17	1.03
Total from investment operations	(.44)	1.44	.84	1.46	1.20
Less distributions from: Net investment income	(.05)	(.16)	(.19)	(.29)	(.11)
Net realized gains	(.17)	(1.38)	(.52)	(.15)	—
Total distributions	(.22)	(1.54)	(.71)	(.44)	(.11)
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 11.48	$ 12.14	$ 12.24	$ 12.11	$ 11.09
Total Return (%)[d,e]	(3.72)**	11.93	7.33	13.41	12.04**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	40	41	49	46
Ratio of expenses before expense reductions (%)	2.04*	2.01	2.16	2.08	2.07*
Ratio of expenses after expense reductions (%)	1.98*	1.91	1.78	1.76	1.76*
Ratio of net investment income (%)	.68*	1.31	1.65	2.48	1.79*
Portfolio turnover rate (%)	32**	42	61	67	17*
[a] For the six months ended January 31, 2008 (Unaudited).
[b] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended July 31,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.17	$ 12.27	$ 12.13	$ 11.99
Income (loss) from investment operations: Net investment income[c]	.10	.27	.29	.26
Net realized and unrealized gain (loss)	(.48)	1.28	.66	.35
Total from investment operations	(.38)	1.55	.95	.61
Less distributions from: Net investment income	(.11)	(.27)	(.29)	(.32)
Net realized gains	(.17)	(1.38)	(.52)	(.15)
Total distributions	(.28)	(1.65)	(.81)	(.47)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 11.51	$ 12.17	$ 12.27	$ 12.13
Total Return (%)[d]	(3.18)**	12.86	8.30	5.27**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	1.68
Ratio of expenses before expense reductions (%)	1.16*	1.15	1.38	1.42*
Ratio of expenses after expense reductions (%)	.98*	1.02	.97	.95*
Ratio of net investment income (%)	1.68*	2.20	2.46	3.22*
Portfolio turnover rate (%)	32**	42	61	67
[a] For the six months ended January 31, 2008 (Unaudited).
[b] For the period from December 1, 2004 (commencement of operations of Class S shares) to July 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended July 31,	2008[a]	2007	2006	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.20	$ 12.27	$ 12.14	$ 11.12	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.10	.28	.28	.37	.24
Net realized and unrealized gain (loss)	(.49)	1.29	.65	1.19	1.05
Total from investment operations	(.39)	1.57	.93	1.56	1.29
Less distributions from: Net investment income	(.11)	(.26)	(.28)	(.39)	(.17)
Net realized gains	(.17)	(1.38)	(.52)	(.15)	—
Total distributions	(.28)	(1.64)	(.80)	(.54)	(.17)
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 11.53	$ 12.20	$ 12.27	$ 12.14	$ 11.12
Total Return (%)[d]	(3.22)**	13.05	8.10	14.27	12.95**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	2	2	2
Ratio of expenses before expense reductions (%)	1.00*	.97	1.16	1.12	1.05*
Ratio of expenses after expense reductions (%)	.96*	.92	1.07	1.05	1.05*
Ratio of net investment income (%)	1.70*	2.30	2.36	3.19	2.50*
Portfolio turnover rate (%)	32**	42	61	67	17*
[a] For the six months ended January 31, 2008 (Unaudited).
[b] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Equity Income Fund (the "Fund") is a diversified series of DWS Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of January 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for each of the three open tax years as of July 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended January 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $42,792,919 and $55,892,190, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.665%
Next $750 million of such net assets	.635%
Next $1.5 billion of such net assets	.615%
Next $2.5 billion of such net assets	.595%
Next $2.5 billion of such net assets	.565%
Next $2.5 billion of such net assets	.555%
Next $2.5 billion of such net assets	.545%
Over $12.5 billion of such net assets	.535%

The Fund did not impose a portion of its management fees by an amount equal to the amount of management fee borne by the Fund as a shareholder of the DWS Core Fixed Income Fund and the DWS High Income Fund ("DWS affiliated mutual funds").

From August 1, 2007 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, proxy, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class B	2.02%
Class S	1.02%

Effective October 1, 2007 through November 30, 2008 (through September 30, 2008 for Institutional Class), the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of acquired DWS Funds) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.22%
Class B	1.97%
Class C	1.97%
Class S	.97%
Institutional Class	.97%

Accordingly, for the six months ended January 31, 2008, the Advisor waived a portion of its management fee aggregating $5,380 and the amount charged aggregated $448,166, which was equivalent to an annualized effective rate of 0.66% of the Fund's average daily net assets.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended January 31, 2008, the Advisor received an Administration Fee of $68,202, of which $10,516 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended January 31, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at January 31, 2008
Class A	$ 27,021	$ 24,221	$ —
Class B	9,813	9,813	—
Class C	11,769	10,390	—
Class S	4,299	3,591	—
Institutional Class	536	364	—
	$ 53,438	$ 48,379	$ —

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended January 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2008
Class B	$ 78,741	$ 12,050
Class C	147,275	22,870
	$ 226,016	$ 34,920

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at January 31, 2008	Annualized Effective Rate
Class A	$ 85,572	$ —	$ 11,201.25%
Class B	26,152	76	3,427.25%
Class C	48,782	—	17,636.25%
	$ 160,506	$ 76	$ 32,264

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended January 31, 2008 aggregated $1,964.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended January 31, 2008, the CDSC for Class B and C shares aggregated $19,550 and $233, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended January 31, 2008, DWS-SDI received $248 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended January 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,170, of which $10,990 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Other. To gain exposure to debt securities, the Fund may purchase debt securities directly or invest in the DWS affiliated mutual funds. The Advisor does not impose a portion of its management fee by an amount equal to the amount of management fee borne by the Fund as a shareholder of the DWS affiliated mutual funds. Distributions from the DWS affiliated mutual funds to the Fund for the six months ended January 31, 2008 were as follows:

Distributions from:	DWS Core Fixed Income Fund	DWS High Income Fund	Total
Net Investment Income	$ 17,760	$ 38,268	$ 56,028

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated Fund's investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2008, the Fund's custodian fee was reduced by $42 and $1,099, respectively, for custody and transfer agent credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2008		Year Ended July 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	253,519	$ 3,056,127	886,475	$ 11,039,035
Class B	32,283	395,150	102,462	1,279,571
Class C	26,049	319,847	425,387	5,340,685
Class S	70,746	868,996	290,453	3,613,331
Institutional Class	79	1,000	6,145	78,039
		$ 4,641,120		$ 21,350,661
Shares issued to shareholders in reinvestment of distributions
Class A	100,216	$ 1,222,121	580,795	$ 7,021,869
Class B	24,052	292,932	172,794	2,087,179
Class C	44,034	535,820	331,552	4,000,855
Class S	7,378	90,210	21,905	265,862
Institutional Class	4,729	58,005	26,530	321,605
		$ 2,199,088		$ 13,697,370
Shares redeemed
Class A	(805,979)	$ (9,655,653)	(1,298,787)	$ (16,252,077)
Class B	(199,108)	(2,424,598)	(302,245)	(3,794,908)
Class C	(376,637)	(4,511,359)	(762,313)	(9,485,667)
Class S	(58,517)	(714,466)	(50,400)	(637,095)
Institutional Class	(66,484)	(749,485)	(14,034)	(178,110)
		$ (18,055,561)		$ (30,347,857)
Redemption fees		$ 4		$ 236
Net increase (decrease)
Class A	(452,244)	$ (5,377,405)	168,483	$ 1,808,944
Class B	(142,773)	(1,736,516)	(26,989)	(428,121)
Class C	(306,554)	(3,655,688)	(5,374)	(144,057)
Class S	19,607	244,740	261,958	3,242,105
Institutional Class	(61,676)	(690,480)	18,641	221,539
		$ (11,215,349)		$ 4,700,410

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 1/3 percent of its net assets under the agreement.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA in September 2007.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the contractual fee rates paid by the Fund were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one- and three-year periods ended December 31, 2006, the Fund's performance (Class A shares) was in the 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has underperformed its benchmark in the one- and three-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SDDAX	SDDBX	SDDCX	SDDSX	SDDGX
CUSIP Number	23338K 803	23338K 886	23338K 878	23338K 860	23338K 704
Fund Number	290	390	690	2490	790

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Equity Income Fund, a series of DWS Value Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Equity Income Fund, a series of DWS Value Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 25, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 25, 2008